EMERGING TIGERS
FUND, INC.







FUND LOGO







Annual Report

November 30, 1995


Officers and Directors
Arthur Zeikel, President and Director
Donald Cecil, Director
Edward H. Meyer, Director
Charles C. Reilly, Director
Richard R. West, Director
Edward D. Zinbarg, Director
Terry K. Glenn, Executive Vice President
Donald C. Burke, Vice President
Kara W.Y. Tan Bhala, Vice President and
  Portfolio Manager
Gerald M. Richard, Treasurer
Michael J. Hennewinkel, Secretary

Custodian
Brown Brothers Harriman & Co.
40 Wall Street
Boston, MA 02109

Transfer Agent
State Street Bank and Trust Company
Two Heritage Drive
Quincy, MA 02171

NYSE Symbol
TGF


Investing in emerging market securities involves a number of risk factors and special considerations, including restrictions on foreign investments and on repatriation of capital invested in emerging markets, currency fluctuations, and potential price volatility and less liquidity of securities traded in emerging markets. In addition, there may be less publicly available information about the issuers of securities, and such issuers may not be subject to accounting, auditing and financial reporting standards and requirements comparable to those to which US companies are subject. Therefore, the Fund is designed as a long-term investment for investors capable of assuming the risks of investing in emerging markets. The Fund should be considered as a vehicle for diversification and not as a complete investment program. Please refer to the prospectus for details.

This report, including the financial information herein, is transmitted to the shareholders of Emerging Tigers Fund, Inc. for their information. It is not a prospectus, circular or representation intended for use in the purchase of shares of the Fund or any securities mentioned in the report. Past performance results shown in this report should not be considered a representation of future performance. Statements and other information herein are as dated and are subject to change.

Emerging Tigers Fund, Inc.
Box 9011
Princeton, NJ
08543-9011






EMERGING TIGERS FUND, INC.

Asset Allocation
As a Percentage* of
Net Assets as of
November 30, 1995


A map depicting the following percentages:

Pakistan                                    0.3%
India                                       1.7%
Sri Lanka                                   0.5%
Indonesia                                  11.4%
Malaysia                                   29.8%
Thailand                                   14.6%
Singapore                                  19.9%
Hong Kong                                   1.7%
Vietnam                                     0.9%
Philippines                                13.2%


[FN]
*Total may not equal 100%.

DEAR SHAREHOLDER

Investor sentiment regarding the "emerging tiger" stock markets did not improve during the six months ended November 30, 1995. Although interest rates in the United States, Europe and Japan declined during the period, which typically results in higher share prices for the emerging tiger stock markets, global investor interest remained focused on US equities. In addition, ongoing political and economic troubles in Mexico led investors to view all emerging markets with caution.

These developments are reflected in Emerging Tigers Fund, Inc.'s total investment return for the six-month period ended November 30, 1995 of -9.95%, based on a decline in per share net asset value from $14.88 to $13.40. The Fund's total return for the 12 months ended November 30, 1995 was -6.23%, based on a change in per share net asset value from $14.47 to $13.40, and assuming reinvestment of $0.148 per share income dividends.

Investment Activities
At 29.8% of net assets, Malaysia continues to be the Fund's largest country weighting, although it is underweighted relative to several market-weighted indexes of emerging tiger stock markets. We took advantage of share price weakness and added to positions in Malaysian blue chip and convertible issues during the six-month period. It appears that the Malaysian economy has peaked during this business cycle. A higher rate of inflation has led to higher interest rates, which have depressed share prices. With the prospect that the central bank may increase the statutory reserve requirement for banks, which would discourage corporate loan growth, it is likely that there will be even less liquidity available for common stock investment. In addition, there is pressure on the currency, given the country's large current account deficit.

We view Malaysia's current difficulties as a period of adjustment, with the government and central bank working to engineer a "soft landing" for the economy. Over the longer term, we believe the country will again resume a stable rate of growth, which would benefit stock prices. Furthermore, while prices of real estate-related stocks have fallen out of investor favor in the high interest rate environment, we continue to believe that our Malaysian investments in this area--Land and General BHD and IOI Properties BHD--which are well-managed and in strong financial positions, will emerge intact from the current difficulties. The Fund is underweighted in the Malaysian property sector.

The Fund's next-largest country weighting is Singapore at 19.9% of net assets, which is a neutral exposure. Our Singapore holdings are largely in banks and large blue chip companies, whose share prices usually perform in line with economic activity. Therefore, the slowdown in the country's gross domestic product (GDP) growth over the past several months has led to price declines for these investments. However, on the positive side, monetary authorities appear to have inflation under control. We also expect that corporate earnings growth will be slower in 1996, but will likely approximate 16%. At the same time, the stock market appears attractively valued, with price/earnings ratios slightly below historic averages.

Thailand's stock market has declined as an overheating economy has led to a tight monetary policy and higher interest rates. At this point, it appears that the negative economic developments may be fully reflected in share prices, with valuations down to attractive levels. The negative impact has been greatest for property-related companies, whose shares corrected sharply. At the end of November, the Fund held only one real estate-related stock in Thailand, Land & House Public Co., which we believe will prosper once again under more favorable economic conditions. In our banking holdings, we switched some of our positions from common to convertible stock, since we believe the convertibles offered a more attractive tradeoff between risk and potential return.

We remain overweighted in the Philippines at 13.2% of net assets, which was one of the worst-performing stock markets over the past six months. The country is not making a smooth transition from a heavily regulated, centrally controlled economy to a market-oriented, decentralized one. However, we believe that the Philippines is still in the very early stages of this process, and that over the longer term our investments there will be rewarding. Inflation has also become a near-term problem, since a series of natural disasters has driven up food prices, although prices for manufactured and consumer goods are stable.

During the six-month period ended November 30, 1995, we sold most of the Fund's investment in Petron Corp. This energy company, which was previously state-owned, is not faring well in a highly competitive free-market environment. The Fund had been invested in both Universal Robina Corp. and its parent company, JG Summit Holdings. Preferring not to own shares of the parent company, we sold our investment in JG Summit. Universal Robina offers more direct exposure to the consumer sector as a manufacturer of snack foods. We believe that the food and beverage industry in the Philippines will fare well in the near term.

Indonesia accounted for 11.4% of net assets at November month-end. We took advantage of price strength and trimmed our position in P.T. Hanjaya Mandala Sampoerna. We utilized the proceeds of this sale to establish a position in P.T. Telekomunikasi Indonesia, the newly listed telephone company.

In India, political uncertainties, rising interest rates and a devaluing currency have led to stock market weakness. Although we expect that investors will continue to question the prospect for further market-oriented reform in the run-up to the 1996 general election, the worst of the economic developments may now be over. Therefore, we would view further share price weakness as a buying opportunity.

The outlook for The People's Republic of China has become more positive over the past six months. It appears that the government has achieved a soft landing for the economy. Monetary policy may be eased in 1996, which suggests that liquidity may improve in the second half of the year. On the political front, President Jiang has solidified and consolidated his power base. With its improved economic prospects and a successor to Deng Xiao Peng apparently chosen, we are seeking to expand our investments in China through the purchase of companies whose shares are traded on the Hong Kong stock exchange.

In Conclusion
We thank you for your investment in Emerging Tigers Fund, Inc., and we look forward to reviewing our outlook and strategy with you again in our next report to shareholders.

Sincerely,





(Arthur Zeikel)
Arthur Zeikel
President





(Kara Tan Bhala)
Kara Tan Bhala
Vice President and Portfolio Manager



January 3, 1996

Proxy Results


During the six-month period ended November 30, 1995, Emerging Tigers Fund, Inc. shareholders voted on the following proposals. The proposals were approved at a special shareholders' meeting on June 23, 1995. The description of each proposal and number of shares voted are as follows:

                                                                                           Shares Voted           Shares Voted
                                                                                               For             Without Authority
1. To elect the Fund's Board of Directors:              Donald Cecil                        19,857,413              959,549
                                                        Edward H. Meyer                     19,817,398              999,564
                                                        Charles C. Reilly                   19,825,982              990,980
                                                        Richard R. West                     19,866,989              949,973
                                                        Arthur Zeikel                       19,857,742              959,220
                                                        Edward D. Zinbarg                   19,827,525              989,437

                                                                                       Shares Voted   Shares Voted    Shares Voted
                                                                                           For          Against         Abstain
2. To ratify the selection of Deloitte & Touche LLP as the independent auditors of
   the Fund to serve for the current fiscal year.                                       19,833,891      451,830          531,242




SCHEDULE OF INVESTMENTS                                                                                        (in US dollars)
                                Shares Held/                                                               Value    Percent of
COUNTRY      Industries          Face Amount          Long-Term Investments                Cost          (Note 1a)  Net Assets
Hong Kong    Diversified           8,188,000   Guangdong Investments, Ltd. (a)         $  4,664,929     $  4,922,709    1.6%

             Telecommunications    1,425,000   Chengdu Telecommunications Cable
                                               Co., Ltd. (a)                                522,889          254,254    0.1

                                               Total Long-Term Investments in
                                               Hong Kong                                  5,187,818        5,176,963    1.7


India        Conglomerates           167,660 ++Reliance Industries Ltd. (GDS)**           4,009,564        2,347,240    0.8

             Industrial              168,000 ++Grasim Industries Ltd. (GDS)**             3,929,176        2,772,000    0.9

                                               Total Long-Term Investments in India       7,938,740        5,119,240    1.7


Indonesia    Banking               1,070,000   P.T. Bank International Indonesia          3,433,918        3,421,375    1.2

             Food                  5,405,280   P.T. Mayorah Indah                         4,220,499        3,669,813    1.2

             Miscellaneous         1,072,500   P.T. Modern Photo Film                     4,824,568        6,107,096    2.1
             --Consumer

             Oil & Gas               675,000   P.T. Medco Energi Corp.                    1,369,628        1,167,871    0.4

             Pharmaceuticals         895,000   P.T. Kalbe Farma                           3,291,992        2,842,203    1.0

             Telecommunications       33,930   P.T. Indonesian Satellite (ADR)*           1,236,227        1,162,103    0.4
                                      43,600   P.T. Telekomunikasi Indonesia                784,800          915,600    0.3
                                                                                       ------------     ------------  ------
                                                                                          2,021,027        2,077,703    0.7

             Tobacco               1,443,250   P.T. Hanjaya Mandala Sampoerna             4,653,191       14,476,752    4.9

                                               Total Long-Term Investments in
                                               Indonesia                                 23,814,823       33,762,813   11.5


Malaysia     Banking               2,325,000   Affin Holdings BHD                         3,729,854        4,198,108    1.4
                                     705,000   Arab-Malaysian Merchant Bank BHD           5,998,580        7,295,979    2.5
                               US$   705,000   Arab-Malaysian Merchant Bank BHD,
                                               7.50% due 11/20/1999                         275,015          344,648    0.1
                                   3,704,000   Public Bank BHD 'Foreign'                  7,807,184        6,892,521    2.3
                                                                                       ------------     ------------  ------
                                                                                         17,810,633       18,731,256    6.3

             Building &            2,740,000   I.J.M. Corp. BHD                           4,750,479        4,580,170    1.6
             Construction            435,000   Mancon BHD                                 1,220,183        1,972,206    0.7
                                                                                       ------------     ------------  ------
                                                                                          5,970,662        6,552,376    2.3

             Conglomerates         1,977,000   Renong BHD                                 2,734,884        2,883,856    1.0
                               US$ 3,930,000   Renong BHD, 2.50% due 1/15/2005            4,197,771        4,283,700    1.5
                                                                                       ------------     ------------  ------
                                                                                          6,932,655        7,167,556    2.5

             Engineering &     US$ 4,615,000   United Engineering, Ltd., 2.00%
             Construction                      due 3/01/2004                              5,079,750        5,122,650    1.7

             Financial               485,000   Gadek (Malaysia) BHD                       3,184,601        2,103,292    0.7
             Services                360,000   Hong Leong Credit BHD                      2,500,160        1,433,471    0.5
                                   1,120,000   MBF Capital BHD                            1,723,307        1,108,299    0.4
                                                                                       ------------     ------------  ------
                                                                                          7,408,068        4,645,062    1.6

             Industrial              571,250   O.Y.L. Industries BHD                      3,175,467        4,166,420    1.4

             Leisure               4,050,000   Berjaya Sports TOTO BHD                    7,048,287        8,302,779    2.8
                                   1,004,000   Genting BHD                                8,993,452        8,668,480    2.9
                                   1,110,000   Resorts World BHD                          6,244,618        5,426,375    1.8
                                                                                       ------------     ------------  ------
                                                                                         22,286,357       22,397,634    7.5

             Property                940,000   IOI Properties BHD                         3,569,593        2,056,771    0.7
                                   2,599,500   Land & General BHD (Ordinary)              6,123,665        5,175,429    1.8
                                                                                       ------------     ------------  ------
                                                                                          9,693,258        7,232,200    2.5

             Telecommunications    2,218,333   Leader Universal Cable BHD                 6,441,541        5,903,311    2.0
                                     479,000   Telekom Malaysia BHD                       3,653,965        3,569,131    1.2
                               US$ 2,465,000   Telekom Malaysia BHD, 4.00% due
                                               10/03/2004                                 2,143,414        2,347,913    0.8
                                                                                       ------------     ------------  ------
                                                                                         12,238,920       11,820,355    4.0

                                               Total Long-Term Investments in
                                               Malaysia                                  90,595,770       87,835,509   29.8


Pakistan     Telecommunications       11,619 ++Pakistan Telecommunications
                                               (GDS)**++++                                2,088,748          883,044    0.3

                                               Total Long-Term Investments in
                                               Pakistan                                   2,088,748          883,044    0.3


Philippines  Banking                 336,832   Metropolitan Bank and Trust Company        5,946,041        5,760,838    1.9

             Beverages             1,911,000   San Miguel Corp. 'B'                       6,266,549        6,135,066    2.1

             Conglomerates           475,200   Benpres Holdings Corp. ++++                4,665,600        2,318,976    0.8
                                   1,367,998   First Philippine Holdings Corp.            4,493,099        2,718,742    0.9
                                                                                       ------------     ------------  ------
                                                                                          9,158,699        5,037,718    1.7

             Food & Beverage       8,970,600   Universal Robina Corp.                     6,366,160        3,771,320    1.3

             International         9,520,000 ++International Container Terminals          8,623,792        4,457,099    1.5
             Trade

             Oil Service             500,000   Petron Corp.                                 348,120          229,314    0.1

             Real Estate           1,365,000 ++C & P Homes, Inc.                            685,741          873,830    0.3

             Retail               16,874,455   SM Prime Holdings, Inc.                    2,934,587        4,643,458    1.6

             Telecommunications       62,300   Philippine Long Distance Telephone
                                               Co. (ADR)*                                 3,947,892        3,488,800    1.2

             Utilities--             567,000   Manila Electric Co. (MERALCO) 'B'          4,835,445        4,377,374    1.5
             Electric

                                               Total Long-Term Investments in
                                               the Philippines                           49,113,026       38,774,817   13.2


Singapore    Airlines                800,000   Singapore Airlines Ltd. 'Foreign'          6,909,839        7,489,362    2.6

             Banking                 862,000   Development Bank of Singapore Ltd.         8,490,069       10,087,234    3.4
                                   1,190,400   United Overseas Bank Ltd.                  8,386,382       10,722,043    3.6
                                                                                       ------------     ------------  ------
                                                                                         16,876,451       20,809,277    7.0

             Beverages               260,000   Fraser & Neave Ltd.                        2,967,255        3,097,872    1.1

             Conglomerates           292,000   Keppel Corporation Ltd.                    2,342,401        2,402,270    0.8

             Electronics           4,339,000   I.P.C. Corp.                               4,251,585        3,061,918    1.0




SCHEDULE OF INVESTMENTS (concluded)                                                                            (in US dollars)
                                Shares Held/                                                               Value    Percent of
COUNTRY      Industries          Face Amount          Long-Term Investments                Cost          (Note 1a)  Net Assets
Singapore    Industrial            1,000,000   Clipsal Industries Ltd.                 $  2,776,748     $  2,550,000    0.9%
(concluded)
             Marine/Offshore         918,000   Sembawang Maritime Ltd.                    4,104,038        2,682,383    0.9
             Oil Services

             Publishing &            538,800   Singapore Press Holdings Ltd.              7,372,253        8,521,447    2.9
             Broadcasting

             Real Estate           2,593,000   DBS Land Ltd.                              7,468,172        8,054,851    2.7

                                               Total Long-Term Investments in
                                               Singapore                                 55,068,742       58,669,380   19.9

Sri Lanka    Finance                 259,333   Developing Finance Corp.                   2,049,710        1,389,545    0.5

                                               Total Long-Term Investments in
                                               Sri Lanka                                  2,049,710        1,389,545    0.5


Thailand     Banking                 669,500   Bangkok Bank Company Ltd. 'Foreign'        5,337,954        7,134,235    2.4
                               US$ 2,023,000   Bangkok Bank Public Company Ltd.,
                                               3.25% due 3/03/2004                        2,076,120        2,033,115    0.7
                                   2,580,000   Siam City Bank Ltd.                        2,508,343        2,795,427    0.9
                                     817,000   The Thai Farmers Bank, Ltd. 'Foreign'      5,008,884        7,276,660    2.5
                                                                                       ------------     ------------  ------
                                                                                         14,931,301       19,239,437    6.5

             Building &              402,000   Land & House Public Co. 'Foreign'          8,497,026        5,914,115    2.0
             Construction

             Communications          105,000   Advanced Info Services PLC                 1,639,895        1,669,980    0.6

             Financial Services    1,182,600   Finance One Co., Ltd. 'Foreign'            6,874,800        7,382,433    2.5

             Mutual Funds         10,101,400   Ruam Pattana Fund II 'Foreign'             6,657,773        5,723,457    2.0

             Oil--Related            330,500   PTT Exploration 'Foreign'                  2,616,233        3,075,030    1.0

                                               Total Long-Term Investments in
                                               Thailand                                  41,217,028       43,004,452   14.6


Vietnam      Mutual Funds            291,300 ++Vietnam Frontier Fund                      3,000,390        2,767,350    0.9

                                               Total Long-Term Investments in
                                               Vietnam                                    3,000,390        2,767,350    0.9


                                               Total Long-Term Investments              280,074,795      277,383,113   94.1


                                               Short-Term Securities

United       Commercial       US$ 10,789,000   General Electric Capital Corp.,
States       Paper***                          5.90% due 12/01/1995                      10,789,000       10,789,000    3.6
                                   5,000,000   Goldman Sachs Group L.P., 5.73%
                                               due 12/21/1995                             4,984,083        4,984,083    1.7
                                                                                       ------------     ------------  ------
                                                                                         15,773,083       15,773,083    5.3


                                               Total Investments in Short-Term
                                               Securities                                15,773,083       15,773,083    5.3

             Total Investments                                                         $295,847,878      293,156,196   99.4
                                                                                       ============
             Other Assets Less Liabilities                                                                 1,673,912    0.6
                                                                                                        ------------  ------
             Net Assets                                                                                 $294,830,108  100.0%
                                                                                                        ============  ======


            *American Depositary Receipts (ADR).
           **Global Depositary Shares (GDS).
          ***Commercial Paper is traded on a discount basis; the interest rates shown are the discount rates paid at the time of purchase by the Fund.
          (a)Security is regarded as an investment in China. A company is considered to be in an emerging market Asia-Pacific country when at least 50% of the company's non-current assets, capitalization, gross revenues or profits in any one of the two most recent fiscal years represents assets or activities located in such countries.
           ++Non-income producing security.
         ++++Restricted securities as to resale. The value of the Fund's investment in restricted securities was approximately $3,202,000, representing 1.1% of net assets.

                                            Acquisition                         Value
             Issue                              Date            Cost          (Note 1a)
             Benpres Holdings Corp.          10/27/1994      $4,665,600       $2,318,976
             Pakistan Telecommunications
             (GDS)                            9/16/1994       2,088,748          883,044

             Total                                           $6,754,348       $3,202,020
                                                             ==========       ==========


             See Notes to Financial Statements.



STATEMENT OF ASSETS, LIABILITIES AND CAPITAL
                    As of November 30, 1995
Assets:             Investments, at value (identified cost--$295,847,878) (Note 1a)                         $293,156,196
                    Foreign cash                                                                                      18
                    Receivables:
                      Securities sold                                                      $  1,950,015
                      Dividends                                                                 641,761
                      Interest                                                                  133,313        2,725,089
                                                                                           ------------
                    Deferred organization expenses (Note 1f)                                                      33,982
                    Prepaid expenses and other assets                                                              3,950
                                                                                                            ------------
                    Total assets                                                                             295,919,235
                                                                                                            ------------

Liabilities:        Payables:
                      Securities purchased                                                      257,317
                      Investment adviser (Note 2)                                               239,489          496,806
                                                                                           ------------
                    Accrued expenses and other liabilities                                                       592,321
                                                                                                            ------------
                    Total liabilities                                                                          1,089,127
                                                                                                            ------------

Net Assets:         Net assets                                                                              $294,830,108
                                                                                                            ============

Capital:            Common Stock, $0.10 par value, 200,000,000 shares authorized
                    (Note 4)                                                                                $  2,200,706
                    Paid-in capital in excess of par                                                         309,254,995
                    Undistributed investment income--net                                                         234,058
                    Accumulated realized capital losses on investments and
                    foreign currency transactions--net (Note 6)                                              (14,173,401)
                    Unrealized depreciation on investments and foreign currency
                    transactions--net                                                                         (2,686,250)
                                                                                                            ------------
                    Net assets--Equivalent to $13.40 per share based on 22,007,055
                    shares of capital stock outstanding (market price--$11.75)                              $294,830,108
                                                                                                            ============

                    See Notes to Financial Statements.




STATEMENT OF OPERATIONS
                    For the Year Ended November 30, 1995
Investment Income   Dividends (net of $790,472 foreign withholding tax)                                     $  3,593,828
(Notes 1d & 1e):    Interest and discount earned (net of $3,254 foreign withholding tax)                       1,196,139
                                                                                                            ------------
                    Total income                                                                               4,789,967
                                                                                                            ------------

Expenses:           Investment advisory fees (Note 2)                                                          3,068,007
                    Custodian fees                                                                               582,036
                    Transfer agent fees                                                                          123,569
                    Accounting services (Note 2)                                                                  73,536
                    Professional fees                                                                             50,711
                    Printing and shareholder reports                                                              47,113
                    Listing fees                                                                                  44,567
                    Directors' fees and expenses                                                                  30,376
                    Pricing services                                                                               5,808
                    Amortization of organization expenses (Note 1f)                                                2,357
                    Other                                                                                         19,968
                                                                                                            ------------
                    Total expenses                                                                             4,048,048
                                                                                                            ------------
                    Investment income--net                                                                       741,919
                                                                                                            ------------

Realized &          Realized loss from:
Unrealized Gain       Investments--net                                                     $(14,173,400)
(Loss) on             Foreign currency transactions--net                                       (111,172)     (14,284,572)
Investments &                                                                              ------------
Foreign Currency    Change in unrealized appreciation/depreciation on:
Transactions--Net     Investments--net                                                       (6,777,468)
(Notes 1b, 1c,        Foreign currency transactions--net                                          1,423       (6,776,045)
1e & 3):                                                                                   ------------     ------------
                    Net Decrease in Net Assets Resulting from Operations                                    $(20,318,698)
                                                                                                            ============


                    See Notes to Financial Statements.



STATEMENTS OF CHANGES IN NET ASSETS
                                                                                                          For the Period
                                                                                           For the Year       March 4,
                                                                                              Ended          1994++ to
                    Increase (Decrease) in Net Assets:                                    Nov. 30, 1995    Nov. 30, 1994
Operations:         Investment income--net                                                 $    741,919     $  2,717,563
                    Realized gain (loss) on investments and foreign
                    currency transactions--net                                              (14,284,572)         150,581
                    Change in unrealized appreciation/depreciation on
                    investments and foreign currency transactions--net                       (6,776,045)       4,089,795
                                                                                           ------------     ------------
                    Net increase (decrease) in net assets resulting from
                    operations                                                              (20,318,698)       6,957,939
                                                                                           ------------     ------------

Dividends &         Investment income--net                                                   (2,727,906)              --
Distributions to    Realized gain on investments--net                                          (536,928)              --
Shareholders                                                                               ------------     ------------
(Note 1g):          Net decrease in net assets resulting from dividends and
                    distributions to shareholders                                            (3,264,834)              --
                                                                                           ------------     ------------


Capital Stock       Net proceeds from issuance of Common Stock                                       --      311,850,000
Transactions        Offering and underwriting costs resulting from the
(Notes 1f & 4):     issuance of Common Stock                                                        (96)        (494,208)
                                                                                           ------------     ------------
                    Net increase (decrease) in net assets resulting from
                    capital stock transactions                                                      (96)     311,355,792
                                                                                           ------------     ------------

Net Assets:         Total increase (decrease) in net assets                                 (23,583,628)     318,313,731
                    Beginning of period                                                     318,413,736          100,005
                                                                                           ------------     ------------
                    End of period*                                                         $294,830,108     $318,413,736
                                                                                           ============     ============

                   *Undistributed investment income--net (Note 1h)                         $    234,058     $  2,717,563
                                                                                           ============     ============
                  ++Commencement of Operations.


                    See Notes to Financial Statements.

FINANCIAL HIGHLIGHTS
                                                                                                          For the Period
                    The following per share data and ratios have been derived              For the Year       March 4,
                    from information provided in the financial statements                     Ended          1994++ to
                                                                                           November 30,     November 30,
                    Increase (Decrease) in Net Asset Value:                                    1995             1994
Per Share           Net asset value, beginning of period                                   $      14.47     $      14.18
Operating                                                                                  ------------     ------------
Performance:        Investment income--net                                                          .03              .12
                    Realized and unrealized gain (loss) on investments and
                    foreign currency transactions--net                                             (.96)             .19
                                                                                           ------------     ------------
                    Total from investment operations                                               (.93)             .31
                                                                                           ------------     ------------
                    Less dividends and distributions to Common Stock shareholders:
                      Investment income--net                                                       (.12)              --
                      Realized gain on investments--net                                            (.02)              --
                                                                                           ------------     ------------
                    Total dividends and distributions to Common Stock shareholders                 (.14)              --
                                                                                           ------------     ------------
                    Capital charge resulting from issuance of Common Stock                           --++++         (.02)
                                                                                           ------------     ------------
                    Net asset value, end of period                                         $      13.40     $      14.47
                                                                                           ============     ============
                    Market price per share, end of period                                  $      11.75     $      12.75
                                                                                           ============     ============

Total Investment    Based on market price per share                                              (6.68%)         (15.00%)+++
Return:**                                                                                  ============     ============
                    Based on net asset value per share                                           (6.23%)           2.05%+++
                                                                                           ============     ============

Ratios to Average   Expenses                                                                      1.32%            1.32%*
Net Assets:                                                                                ============     ============
                    Investment income--net                                                         .24%            1.12%*
                                                                                           ============     ============

Supplemental        Net assets, end of period (in thousands)                               $    294,830     $    318,414
Data:                                                                                      ============     ============
                    Portfolio turnover                                                           18.84%            9.10%
                                                                                           ============     ============


                   *Annualized.
                  **Total investment returns based on market value, which can be significantly greater or lesser than the net asset value, may result in substantially different returns. Total investment returns exclude the effects of sales loads.
                  ++Commencement of Operations.
                ++++Amount is less than $0.01 per share.
                 +++Aggregate total investment return.

                    See Notes to Financial Statements.



NOTES TO FINANCIAL STATEMENTS

1. Significant Accounting Policies:
Emerging Tigers Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940 as a non-diversified, closed-end management investment company. The Fund's Articles of Incorporation require the Board of Directors to submit a proposal to convert the Fund to an open-end investment company to shareholders during the first quarter of 1996 or at such time as the Board of Directors deems conversion to be in the best interest of the shareholders. The Fund determines and makes available the net asset value of its Common Stock on a weekly basis. The Fund's Common Stock is listed on the New York Stock Exchange under the symbol TGF. The following is a summary of significant accounting policies followed by the Fund.

(a) Valuation of investments--Portfolio securities which are traded on stock exchanges are valued at the last sale price on the exchange on which such securities are traded, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price. Securities traded in the over-the-counter market are valued at the last available bid price prior to the time of valuation. In cases where securities are traded on more than one exchange, the securities are valued on the exchange designated by or under the authority of the Board of Directors as the primary market. Securities which are traded both in the over-the-counter market and on a stock exchange are valued according to the broadest and most representative market. Options written are valued at the last sale price in the case of exchange-traded options or, in the case of options traded in the over-the-counter market, the last asked price. Options purchased are valued at the last sale price in the case of exchange-traded options or, in the case of options traded in the over-the-counter market, the last bid price. Short-term securities are valued at amortized cost, which approximates market value. Other investments, including futures contracts and related options, are stated at market value. Securities and assets for which market value quotations are not available are valued at their fair value as determined in good faith by or under the direction of the Fund's Board of Directors.

(b) Foreign currency transactions--Transactions denominated in foreign currencies are recorded at the exchange rate prevailing when recognized. Assets and liabilities denominated in foreign currencies are valued at the exchange rate at the end of the period. Foreign currency transactions are the result of settling (realized) or valuing (unrealized) assets or liabilities expressed in foreign currencies into US dollars. Realized and unrealized gains or losses from investments include the effects of foreign exchange rates on investments.

(c) Derivative financial instruments--The Fund may engage in various portfolio strategies to seek to increase its return by hedging its portfolio against adverse movements in the equity, debt, and currency markets. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

* Options--The Fund is authorized to write and purchase call and put options. When the Fund writes an option, an amount equal to the premium received by the Fund is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked to market to reflect the current market value of the option written.

When a security is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Fund enters into a closing transaction), the Fund realizes a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premium paid or received).

Written and purchased options are non-income producing investments.

* Forward foreign exchange contracts--The Fund is authorized to enter into forward foreign exchange contracts as a hedge against either specific transactions or portfolio positions. Such contracts are not entered on the Fund's records. However, the effect on operations is recorded from the date the Fund enters into such contracts. Premium or discount is amortized over the life of the contracts.

* Foreign currency options and futures--The Fund is also authorized to purchase or sell listed or over-the-counter foreign currency options, foreign currency futures and related options on foreign currency futures as a short or long hedge against possible variations in foreign exchange rates. Such transactions may be effected with respect to hedges on non-US dollar denominated securities owned by the Fund, sold by the Fund but not yet delivered, or committed or anticipated to be purchased by the Fund.

* Financial futures contracts--The Fund may purchase or sell interest rate futures contracts and options on such futures contracts for the purpose of hedging the market risk on existing securities or the intended purchase of securities. Futures contracts are contracts for delayed delivery of securities at a specific future date and at a specific price or yield. Upon entering into a contract, the Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

(d) Income taxes--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no Federal income tax provision is required. Under the applicable foreign tax law, a withholding tax may be imposed on interest, dividends, and capital gains at various rates.

(e) Security transactions and investment income--Security transactions are recorded on the dates the transactions are entered into (the trade dates). Dividend income is recorded on the ex-dividend dates except that if the ex-dividend date has passed, certain dividends from foreign securities are recorded as soon as the Fund is informed of the ex-dividend date. Interest income (including amortization of discount and premiums) is recognized on the accrual basis. Realized gains and losses on security transactions are determined on the identified cost basis.


NOTES TO FINANCIAL STATEMENTS (concluded)


(f) Deferred organization expenses and offering expenses--Deferred organization expenses are charged to expense on a straight-line basis over a five-year period beginning with the commencement of operations. Direct expenses relating to the public offering of the Common Stock were charged to capital at the time of issuance.

(g) Dividends and distributions--Dividends and distributions paid by the Fund are recorded on the ex-dividend dates.

(h) Reclassification--Generally accepted accounting principles require that certain components of net assets be reclassified to reflect permanent differences between financial reporting and tax purposes. Accordingly, current year's permanent book/tax differen-ces of $497,518 have been reclassified from accumulated net realized capital losses to undistributed net investment income. These reclassifications have no effect on net assets or net asset value per share.


2. Investment Advisory Agreement and Transactions with Affiliates:
The Fund has entered into an Investment Advisory Agreement with Fund Asset Management, L.P. ("FAM"). The general partner of FAM is
Princeton Services, Inc. ("PSI"), an indirect wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner.

FAM is responsible for the management of the Fund's portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays a monthly fee of 1.00%, on an annual basis, of the average weekly value of the Fund's net assets.

For the year ended November 30, 1995, Merrill Lynch, Pierce, Fenner & Smith Inc. ("MLPF&S") earned $14,389 in commissions on the execution of portfolio security transactions.

Accounting services are provided to the Fund by FAM at cost.

Certain officers and/or directors of the Fund are officers and/or directors of FAM, PSI, MLPF&S, and/or ML & Co.


3. Investments:
Purchases and sales of investments, excluding short-term securities, for the year ended November 30, 1995 were $54,730,372 and $61,595,379, respectively.

Net realized and unrealized gains (losses) as of November 30, 1995 were as follows:


                                   Realized      Unrealized
                                    Losses     Gains (Losses)

Long-term investments            $(14,173,400)  $ (2,691,682)
Foreign currency transactions        (111,172)         5,432
                                 ------------   ------------
Total                            $(14,284,572)  $ (2,686,250)
                                 ============   ============


As of November 30, 1995, net unrealized depreciation for Federal income tax purposes aggregated $2,691,682, of which $31,116,823 related to appreciated securities and $33,808,505 related to depreciated securities. At November 30, 1995, the aggregate cost of investments for Federal income tax purposes was $295,847,878.

4. Capital Share Transactions:
At November 30, 1995, the Fund had one class of Common Stock, par value $0.10 per share of which 200,000,000 shares were authorized. During the year ended November 30, 1995, shares issued and outstanding remained constant at 22,007,055. At November 30, 1995, total paid-in capital amounted to $311,455,701.

5. Commitments:
At November 30, 1995, the Fund had entered into foreign exchange contracts under which it agreed to sell various foreign currencies with an approximate value of $1,552,000.

6. Capital Loss Carryforward:
At November 30, 1995, the Fund had a capital loss carryforward of approximately $13,598,000, all of which expires in 2003. This amount is available to offset like amounts of any future taxable gains.

7. Subsequent Event:
On December 19, 1995, the Board of Directors of the Fund declared an ordinary income dividend in the amount of $0.011270 per share payable on January 12, 1996 to shareholders of record as of December 29, 1995.


<AUDIT-REPORT>
INDEPENDENT AUDITORS' REPORT

The Board of Directors and Shareholders,
Emerging Tigers Fund, Inc.:

We have audited the accompanying statement of assets, liabilities and capital, including the schedule of investments, of Emerging Tigers Fund, Inc. as of November 30, 1995, the related statements of operations for the year then ended and changes in net assets and the financial highlights for the year then ended and the period March 4, 1994 (commencement of operations) to November 30, 1994. These financial statements and the financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned at November 30, 1995, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of Emerging Tigers Fund, Inc. as of November 30, 1995, the results of its operations, the changes in its net assets, and the financial highlights for the respective stated periods in conformity with generally accepted accounting principles.

Deloitte & Touche LLP
Princeton, New Jersey
January 5, 1996
</AUDIT-REPORT>



IMPORTANT TAX INFORMATION (unaudited)


The following information summarizes all per share distributions paid by Emerging Tigers Fund, Inc. during its taxable year ended
November 30, 1995:


                        Interest         Domestic       Foreign     Total    Foreign Taxes  Long-Term
Record      Payable    From Federal   Non-Qualifying     Source    Ordinary     Paid or      Capital
 Date         Date     Obligations   Ordinary Income     Income     Income      Withheld      Gains
12/30/94    1/13/95      $.000321        $.101717       $.046316   $.148354     $.022495       $--


The foreign taxes paid or withheld represent taxes incurred by the Fund on dividends received by the Fund from foreign sources. Foreign taxes paid or withheld should be included in taxable income with an offsetting deduction from gross income or as a credit for taxes paid to foreign governments. You should consult your tax adviser regarding the appropriate treatment of foreign taxes paid.

The law varies in each state as to whether and what percentage of dividend income attributable to Federal obligations is exempt from state income tax. We recommend that you consult your tax adviser to determine if any portion of the dividends you received is exempt from state income tax.

Please retain this information for your records.



PER SHARE INFORMATION (unaudited)

Per Share
Selected Quarterly
Financial Data*
                                                                                                     Dividends /Distributions
                                                                     Net      Realized   Unrealized  Net Investment  Capital
                                                                  Investment   Gains       Gains          Income      Gains
For the Period                                                      Income    (Losses)    (Losses)        Common      Common
March 4, 1994++ to May 31, 1994                                      $.07        $(.01)     $  .34          --          --
June 1, 1994 to August 31, 1994                                       .04          .01         .94          --          --
September 1, 1994 to November 30, 1994                                .01          .01       (1.10)         --          --
December 1, 1994 to February 28, 1995                                 .01         (.22)       (.87)        $.12        $.02
March 1, 1995 to May 31, 1995                                          --         (.28)       1.91          --          --
June 1, 1995 to August 31, 1995                                       .01         (.11)       (.17)         --          --
September 1, 1995 to November 30, 1995                                .01         (.03)      (1.19)         --          --

                                                                Net Asset Value              Market Price**
For the Period                                                  High        Low           High           Low         Volume***
March 4, 1994++ to May 31, 1994                               $14.56       $13.99        $15.125        $12.75       2,761
June 1, 1994 to August 31, 1994                                15.64        14.01         14.875         12.375      2,091
September 1, 1994 to November 30, 1994                         16.12        14.32         14.75          12.125      2,317
December 1, 1994 to February 28, 1995                          14.31        12.17         12.375         13.50       3,520
March 1, 1995 to May 31, 1995                                  14.88        12.49         10.75          10.125      2,595
June 1, 1995 to August 31, 1995                                15.58        14.46         14.375         12.375      2,770
September 1, 1995 to November 30, 1995                         14.47        12.62         13.00          11.125      2,892

 ++Commencement of Operations.
  *Calculations are based upon shares of Common Stock outstanding at the end of each period.
 **As reported in the consolidated transaction reporting system.
***In thousands.


EQUITY PORTFOLIO CHANGES (unaudited)


For the Six Months Ended November 30, 1995

Additions

 C & P Homes, Inc.
 Fraser & Neave Ltd.
 Grasim Industries Ltd. (GDS)
 IOI Properties BHD
 Metropolitan Bank and Trust Company (Shares)
 P.T. Telekomunikasi Indonesia
*Reliance Industries Ltd. (GDS)

Deletions

 Affin Holdings BHD (Rights)
 India Cements, Ltd.
 JG Summit Holdings
 Jurong Shipyard Ltd.
 Kim Hin Industry BHD
 Malaysian Airlines System BHD
 Mancon BHD 'A'
 Pan Pacific Asia BHD
 P.T. Indah Kiat Pulp & Paper Corp.
*Reliance Industries Ltd. (GDS)
 Shangri-La Asia, Ltd.

[FN]
*Added and deleted in the same quarter.



PORTFOLIO INFORMATION (unaudited)


As of November 30, 1995

                                          Percent of
Ten Largest Holdings                      Net Assets

P.T. Hanjaya Mandala Sampoerna               4.9%
United Overseas Bank Ltd.                    3.6
Development Bank of Singapore Ltd.           3.4
Genting BHD                                  2.9
Singapore Press Holdings Ltd.                2.9
Berjaya Sports TOTO BHD                      2.8
DBS Land Ltd.                                2.7
Singapore Airlines Ltd. 'Foreign'            2.6
Finance One Co., Ltd. 'Foreign'              2.5
Arab-Malaysian Merchant Bank BHD             2.5